                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                               Geographics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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
                          [PRELIMINARY PROXY MATERIAL]

                                GEOGRAPHICS, INC.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 28, 2000

                               ------------------

         The Annual Meeting of Shareholders (the "Meeting") of Geographics, Inc. ("Geographics" or the "Company") will be held at the Milwaukee School of Engineering, Todd Wehr Conference Center, 1047 North Broadway, Milwaukee, Wisconsin 53202 on Thursday, September 28, 2000, at 4:00 p.m., Central Time, for the following purposes:

         1. To elect three directors to hold office until the 2001 Annual Meeting of Shareholders;

         2. To approve the plan of merger to redomesticate the Company under the laws of the State of Delaware (see Appraisal Rights under Proposal No. 2);

         3. To approve the Geographics, Inc. 1999 Stock Option Plan (the "1999 Stock Option Plan");

         4. To ratify the selection of KPMG LLP as independent auditor of the Company for fiscal year ending March 31, 2001; and

         5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         The foregoing items are fully discussed in the Proxy Statement accompanying this Notice of Annual Meeting. A copy of the Company's 2000 10-K/A Annual Report to Shareholders also is enclosed.

         The close of business on August 25, 2000 has been fixed as the record date for the Meeting. Only shareholders of record at that time are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

         In accordance with Wyoming law, a list of Geographics shareholders entitled to vote at the Meeting will be available for examination at the offices of the Company, at 1555 Odell Road, Blaine, Washington 98231, for ten days prior to the Meeting, between the hours of 9:00 a.m. and 5:00 p.m., and at the Meeting.

         All shareholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, the Board of Directors of Geographics urges you to date, execute and return promptly the enclosed proxy to give voting instructions with respect to your shares of common stock. The return of the proxy will not affect your right to vote in person if you do attend the Meeting.

                                 James L. Dorman
                                 President, Chief Executive Officer, and
                                 Chairman of the Board of Directors

Blaine, Washington
September 8, 2000

                                GEOGRAPHICS, INC.

                    1555 ODELL ROAD, BLAINE, WASHINGTON 98231

                                -----------------

                                 PROXY STATEMENT

                                ----------------

                                  INTRODUCTION

         This proxy statement is furnished in connection with the solicitation of proxies by Geographics, Inc. ("Geographics" or the "Company") for use in voting at the Annual Meeting of Shareholders (the "Meeting") to be held at the Milwaukee School of Engineering, Todd Wehr Conference Center, 1047 North Broadway, Milwaukee, Wisconsin 53202, on Thursday, September 28, 2000, at 4:00 p.m. Central Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. This proxy statement, the attached Notice of Annual Meeting and the enclosed proxy are being sent to shareholders on or about September 8, 2000. Concurrently with the mailing of this proxy statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended March 31, 2000.

         The Board of Directors does not intend to bring any matters before the Meeting except those indicated in the Notice of Annual Meeting and does not know of any matter which anyone else proposes to present for action at the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

         If proxies are properly dated, executed and returned, the shares they represent will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, FOR approval of the plan of merger to redomesticate Geographics, Inc. from Wyoming to Delaware, FOR the approval of the 1999 Stock Option Plan and FOR the ratification of the appointment of KPMG LLP as independent auditors for the Company.

         A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Meeting, by giving written notice to the Secretary of the Company prior to the Meeting, or by giving a later dated proxy. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a previously granted proxy.

         The solicitation of proxies from the shareholders is being made by the Company, and the cost of solicitation, including the cost of preparing and mailing the Proxy Statement, Proxy, Notice of Annual Meeting and Annual Report to Shareholders is being paid for by the Company. Proxies also may be solicited personally and by telephone by certain officers and employees of the Company. In addition, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of the Company's common stock, no par value ("Common Stock"), of whom they have knowledge, and may reimburse them for their expenses in so doing.

                RECORD DATE, OUTSTANDING SHARES AND REQUIRED VOTE

         At the close of business on August 25, 2000, the record date fixed for the determination of shareholders entitled to notice of and to vote at the Meeting, there were outstanding 37,709,255 shares of the Company's Common Stock, the only class of voting securities outstanding. All record holders of Common Stock as of the close of business on August 25, 2000 shall be entitled to vote. The presence at the Meeting, in person or by proxy, of a majority of shares entitled to vote shall constitute a quorum. Abstentions and broker non-votes shall be counted for purposes of determining whether a quorum is present. Each share of Common Stock is entitled to one vote, without cumulation, on each matter to be voted upon at the Meeting.

REQUIRED VOTE

         Directors shall be elected by a plurality of the votes cast by the holders of the Company's Common Stock. "Plurality" means that the three individuals who receive the largest number of the votes of shares present in person or represented by proxy at the Meeting and entitled to vote, shall be elected as directors. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

         The approval of the plan of merger to redomesticate the Company under the laws of the state of Delaware (the "Proposed Redomestication") requires the affirmative vote of the majority of the shares which are issued and outstanding. Any shares not voted (whether by abstention, broker non-vote or otherwise) with respect to the Proposed Redomestication will have the effect of voting against the Proposed Redomestication.

         The approval of the 1999 Stock Option Plan will become effective upon the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote. Any shares not voted (whether by abstention, broker non-vote or otherwise) with respect to the Stock Option Plan will have no effect on the outcome of the vote.

         The ratification of the appointment of the Company's independent auditors will become effective upon the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote. Any shares not voted (whether by abstention, broker non-vote or otherwise) with respect to the appointment of independent auditors will have no effect on the outcome of the vote.

                              ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

         The Company currently has three members on its Board of Directors. At each annual meeting of shareholders, directors are elected for a term of one year.

         At the Meeting, the shareholders will elect three directors to hold office, subject to the provisions of the Company's bylaws, until the Annual Meeting of Shareholders in 2001 or until their successors shall have been duly elected and qualified. In accordance with Wyoming law and the Company's bylaws, the Company's Board of Directors have nominated themselves, James L. Dorman, William T. Graham and C. Joseph Barnette, to stand for election to the Board of Directors. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Dorman, Graham and Barnette, the nominees set forth below. Proxies cannot be voted for a greater number of directors than the number of nominees named. No person is being nominated for election pursuant to any arrangement or understanding with the Company or any other person pursuant to which he is to be selected as a director or nominee.

         Messrs. Dorman, Graham and Barnette have consented to being named in this proxy statement and to serve if elected. However, if any nominee at the time of his election is unable or unwilling to serve or is otherwise unavailable for election and, as a result, another nominee is designated by the Board of Directors, the persons named in the enclosed proxy, or their substitutes, will have discretion and authority to vote or refrain from voting for such nominee in accordance with their judgment. The nominees for election as director, together with certain information about them, are set forth below.

                NAME             AGE               POSITION
                ----             ---               --------
          James L. Dorman        67        President, Chief Executive
                                           Officer, Chairman of the Board
                                           of Directors
          William T. Graham      75        Director
          C. Joseph Barnette     58        Director

         For further information regarding the nominees for director and their relationship with the Company, see "Certain Relationships And Related Transactions."

         James L. Dorman. Mr. Dorman is 67 and is currently a member of the Board of Directors of the Company and serves as Chairman of the Board. He also is the Chairman of the Board, President and Chief Executive Officer of Intercontinental Trading, Ltd., a position he has held since 1984. Intercontinental Trading specializes in assisting smaller companies with importing and exporting issues. In addition, Mr. Dorman is the Chairman and Chief Executive Officer of Amalga Composites, Inc., a position he has held since 1989. Amalga designs, engineers and manufacturers composite component parts. Mr. Dorman also is a shareholder, director and officer of Panint Electric Ltd. of Hong Kong, a developer and manufacturer of consumer home products.

         William T. Graham. Mr. Graham is 75 and is currently a director of the Company and was a shareholder, officer and director and co-founder of Uniek, Inc. from 1987 until July 1998. Uniek, Inc. is engaged in the business of crafts, photo frames and photo albums which are distributed to the mass market and office superstores. Mr. Graham sold his interest in Uniek, Inc. in July, 1998. In 1949, Mr. Graham founded W.T. Rogers, Inc. ("W.T. Rogers"). Under Mr. Graham's leadership, W.T. Rogers became a leading manufacturer and supplier of office products to mass market retailers and office superstores. In 1991, the year before W.T. Rogers was merged with a wholly-owned subsidiary of Newell, Inc., its sales had reached $45,000,000 annually.

         C. Joseph Barnette. Mr. Barnette is 58 and is currently a director of the Company. He is the co-founder and President of Kent Adhesive Products Company ("KAPCO"), a privately held adhesive products company, a position he has held since KAPCO's beginning in 1972.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF ITS NOMINEES TO SERVE ON THE COMPANY'S BOARD OF DIRECTORS.

                            MANAGEMENT AND DIRECTORS

         The following table sets forth the names, ages and positions with the Company of the executive officers and Directors of the Company as of August 25, 2000. Directors are elected for one year terms or until their successors are elected and qualified. Officers are elected by the Board and their terms of office are at the discretion of the Board.

          NAME               AGE                          POSITION
          ----               ---                          --------
James L. Dorman              67          President, Chief Executive Officer, Chairman of the
                                         Board of Directors
William T. Graham            75          Director
C. Joseph Barnette           58          Director
Brian P. Sullivan            46          Executive Vice President and Chief Operating Officer
                                         -- Paper Products
David Schenker               34          Executive Vice President and Chief Operating Officer
                                         -- File and Storage Products
Daniel J. Regan              55          Vice President and Chief Financial Officer

         Set forth below is a description of the business experience of each executive officer of the Company other than Messrs. Dorman, Graham and Barnette whose biographics are set out in the section entitled "Election of Directors."

         Brian P. Sullivan. Mr. Sullivan is the Company's Executive Vice President and Chief Operating Officer - Paper Products, a position he has held since April 2000. Previously, Mr. Sullivan served as the Vice President and General Manager, Consumer Products Division, of Domtar Papers, a division of Domtar, Inc., the seventh largest North American forest products company, from 1997 until joining the Company in March of 2000. Prior to 1997, Mr. Sullivan was employed by Rolodex Corporation, an office products company, as the Vice President of Sales.

         David Schenker. Mr. Schenker is the Company's Executive Vice President and Chief Operating Officer - File and Storage Products, a position he has held since June 1999. Previously, he was employed as Vice President of Office Products for Steelworks, Inc., an office products company, from 1997 until joining the Company in 1999. Mr. Schenker also served as the Executive Vice President of Retail Marketing Services, Inc., an office products company, from 1995 to 1997, and prior to that as National Account Manager for At-A Glance Group, an office products company, from 1994-1995. Mr. Schenker also served as Northern Regional Sales Manager at Success Business Industries, Inc. an office products company, from 1990 to 1994.

         Daniel J. Regan. Mr. Regan is the Company's Vice President and Chief Financial Officer, a position he has held since April 2000. Previously, Mr. Regan served as the President of Executive/Financial Management Services, a consulting company, from 1990 until joining the Company in 2000. During that time Mr. Regan acted as executive manager serving clients in various manufacturing industries and financial services. Previously, Mr. Regan served as an executive officer of several companies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of August 25, 2000 with respect to
(i) each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) all current directors and executive officers as a group. Unless otherwise noted, the Company believes that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable. This table is based upon information supplied to the Company by directors, officers and principal shareholders.



                                                      NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIALLY OWNED       PERCENT OWNED
------------------------------------                  ------------------       -------------
Sandra J. Martin   (1)                                   3,000,000                  7.7%
4918 Femrite Drive
Madison, WI  53716

William T. Graham                                        5,447,333                 13.9%
4918 Femrite Drive
Madison, WI  53716

James L. Dorman   (2)                                    3,233,959                  8.3%
c/o Geographics, Inc.
1555 Odell Road
Blaine, WA  98231

C. Joseph Barnette   (3)                                   363,338                    *
1000 Cherry St.
Kent, OH  44240-7520

David Schenker   (4)                                       233,333                    *
c/o Geographics, Inc.
1555 Odell Road
Blaine, WA  98231

Total Executive Officers and Directors as a Group        9,279,630                 23.7%
(4 persons)   (5)

*     Represents less than 1% of the outstanding shares of Common Stock.

(1) Sandra J. Martin has not filed a Schedule 13D or Schedule 13G with the Company with respect to her holdings. The share ownership of Ms. Martin is based solely upon information previously provided to the Company, and the Company is unable to independently verify this information.

(2) Includes the following: (i) 166,667 shares owned beneficially by Mr. Dorman's wife, (ii) 289,511 owned by Panint Electric Ltd., of which Mr. Dorman is a stockholder, officer and director, (iii) currently exercisable options to purchase 994,448 shares of Common Stock, and (iv) currently exercisable warrants to purchase 100,000 shares of Common Stock.

(3) Includes currently exercisable options to purchase 26,672 shares of Common Stock and 66,000 shares beneficially owned by Mr. Barnette's wife.

(4) Includes currently exercisable options to purchase 100,000 shares of Common Stock.

(5) Includes currently exercisable options to purchase 1,394,448 shares of Common Stock, currently exercisable warrants to purchase 100,000 shares of Common Stock and 522,178 shares indirectly owned.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of these reports. The Company believes that all Forms 3, 4 and 5 required to be filed by its directors, officers and greater than 10% shareholders were filed on time during fiscal 2000, except for the filing of reports on Form 4 by each of James L. Dorman, William T. Graham and C. Joseph Barnette with respect to the acquisition of stock by each of them on January 5, 2000. All of these transactions were reported in a timely manner on reports on Form 5.

BOARD AND COMMITTEE MEETINGS

         The Company's Board of Directors met four times during the fiscal year ended March 31, 2000. Each of the directors attended all of the meetings of the Board. By Unanimous Written Consent, dated May 25, 1999, the Board created a Special Finance Committee for the purpose of raising up to $2,000,000 in subordinated debt and/or equity for the Company. On September 1, 1999, the Board of Directors authorized the raising of up to approximately $5,000,000 in equity for the Company. On March 13, 2000, the Board of Directors authorized the raising of up to approximately $11,000,000 in equity for the Company.

         The Board of Directors has also established a permanent Audit Committee. The membership of the Audit Committee is determined from time to time by the Board of Directors and must be composed of a minimum of two directors, at least one of whom shall not be an officer of the Corporation.

         The Audit Committee, which held no meetings during fiscal year 2000 and one meeting to date in fiscal year 2001, consists of Messrs. C. Joseph Barnette, James L. Dorman, and William T. Graham, with Mr. Barnette serving as Chairman. The responsibilities of the Audit Committee are: (i) to participate with management of the Corporation in selecting and recommending to the Board of Directors the independent accounting firm to be retained to conduct the annual audit of the Corporation; (ii) to review with management and auditors annually the proposed scope of the independent audit; (iii) to review the non-audit services performed by the independent auditors to ensure that performance of such services does not impair the independence of the auditors (iv) to review with management the periodic examinations made by regulatory authorities and any replies required in connection with such examinations; and (v) to advise the Board of Directors on any developments which the Audit Committee believes should be considered by the Board of Directors.

DIRECTOR COMPENSATION

         The Company pays each non-employee director a fee of $500 per month and $750 for each meeting of the Company's Board of Directors attended. Non-employee Directors also are granted options to purchase up to 60,000 shares of the Company's Common Stock. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance of meetings of the Company's Board of Directors. Directors of the Company who are also employees of the Company do not receive fees for their service as directors.

                             EXECUTIVE COMPENSATION

         The following table shows compensation paid by the Company for services rendered during its fiscal years ended March 31, 1998, 1999 and 2000 to the Company's President, Chief Executive Officer and Chairman and former President and CEO (collectively, the "named executive officers"). No other executive officer's salary and bonus exceeded $100,000 in fiscal year 1998, 1999 or 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                ANNUAL COMPENSATION                       AWARDS
                              YEAR ENDED        -------------------            -----------------------------
NAME AND PRINCIPAL POSITION    MARCH 31                 SALARY                 SECURITIES UNDERLYING OPTIONS
---------------------------    --------                 ------                 -----------------------------
James L. Dorman,                 2000                  $ 72,520                           800,000
President, CEO & Chairman        1999                     --                                --
                                 1998                     --                                --

Richard Gockelman,               2000                  $118,277                             --
Former President and             1999                  $102,698                           100,000
CEO(1)                           1998                     --                                --

-------------------

(1) Mr. Gockelman resigned from the Company effective April 16, 1999. See "Resignation Agreement."

         The following table set forth information concerning the grant of stock options to the named executive officers during fiscal 2000.

                        OPTION GRANTS IN FISCAL YEAR 2000


                                                       PERCENT                                       POTENTIAL REALIZABLE VALUE AT
                                       NUMBER OF       OF TOTAL                                      ASSUMED ANNUAL RATES OF STOCK
                                      SECURITIES        OPTIONS                                         PRICE APPRECIATION FOR
                                      UNDERLYING      GRANTED TO       EXERCISE OR                            OPTION TERM
                                    OPTION GRANTED   EMPLOYEES IN      BASE PRICE     EXPIRATION     -----------------------------
                     NAME                 (#)         FISCAL YEAR        ($/SH)          DATE             5%              10%
                     ----           --------------    -----------      -----------    ----------          --              ---
               James L. Dorman          500,000          29.24%         $0.50         4/16/09         $137,832         $339,478

                                        300,000          17.54%         $0.30         4/16/09           49,620          122,215


         The following table sets forth certain information concerning their unexercised stock options held as of March 31, 2000. No options were exercised by any of the named executive officers during fiscal 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END OPTION

                                      NUMBER OF                                 VALUE OF
                                     UNEXERCISED                               UNEXERCISED
                                       OPTIONS                                 IN-THE-MONEY
                                          AT                                    OPTIONS AT
         NAME                      FISCAL YEAR-END                           FISCAL YEAR-END (1)
         ----               ---------------------------------         ---------------------------------
                            Exercisable         Unexercisable         Exercisable         Unexercisable
                            -----------         -------------         -----------         -------------
James Dorman                  605,558              194,442             $362,779              $97,221

(1) The value of Unexercised In-the-Money Options is based upon the difference between the fair market value of the securities underlying the options ($1.00) and the exercise price of the options at March 31, 2000.

EMPLOYEE BENEFIT PLANS

         Stock Option Plans. The Company's 1999 Stock Option Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), as amended, and nonqualified stock options for the purchase of an aggregate of 4,500,000 shares of common stock, subject to adjustment for stock splits and similar capital changes. Employees and, in the case of non-qualified stock options, directors, consultants or any affiliate are eligible to receive grants under our plans. The Board has the authority to determine the terms of options granted under the plan, including the price which will not be less than the fair market value at the time of grant in the case of incentive stock options. As of August 25, 2000, the Company had options outstanding to purchase 3,070,000 shares of common stock under the 1999 Stock Option Plan.

         401(k) Plan. The Company has a 401(k) defined contribution retirement plan covering substantially all full-time employees. The Company matches 10% of employee pretax contributions up to 18% of employee pretax compensation. The Company contributed approximately $9,801 to the plan during the fiscal year ended March 31, 2000.

EMPLOYMENT AGREEMENT

         The Company has entered into an Executive Restated Employment Agreement with James L. Dorman effective as of May 13, 2000 (the "Restated Employment Agreement"), which restates a prior employment agreement with Mr. Dorman effective April 16, 1999. Pursuant to the Restated Employment Agreement, Mr. Dorman is entitled to receive a base salary of $170,000 per year or such greater amount as the Board or the appropriate committee thereof may from time-to-time determine. In addition, Mr. Dorman was granted a one time option to purchase 250,000 shares of Common Stock at a price of $.40 per share, with such shares being immediately vested, upon approval by the Board of Directors. Under the terms of the Restated Employment Agreement, Mr. Dorman's employment shall continue until April 17, 2003 or until terminated according to the terms of the Restated Employment Agreement.

RESIGNATION AGREEMENT

         The Company has entered into a Resignation, Release, Confidentiality and Noncompete Agreement with Richard C. Gockelman (the "Resignation Agreement"). Pursuant to the Resignation Agreement, Mr. Gockelman resigned from the Company effective April 16, 1999, but was entitled to continue to receive monthly payments based on his base salary of $150,000 through December 31, 1999. In addition, Mr. Gockelman was granted nonqualified options on 100,000 shares of Company Common Stock at $.47 per share, which expired unexercised on June 30, 2000.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company does not have a compensation committee. In lieu of a compensation committee, all compensation decisions are determined by the Company's Board of Directors; however, none of the members of the Board of Directors participated in any decisions regarding his own level of compensation. During the fiscal year ended March 31, 2000, no executive officer of the Company served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the Board of Directors;
(ii) the Board of Directors of another entity, one of whose executive officers served on the Company's Board of Directors; or (iii) the compensation committee of another entity in which one of the executive officers of such entity served as a member of the Company's Board of Directors.


                               COMPENSATION REPORT

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SEC, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH WHICH FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

EXECUTIVE COMPENSATION POLICY

         The Board of Directors determines the salaries and other entitlements of the executive officers of the Company and designs all of the Company's compensation programs and policies. The objectives of the Company's compensation policies are to optimize the profitability and growth of the Company, to link the interests of the Company's management with those of the Company's shareholders, to provide the Company's management with incentive for excellence in individual performance, to promote teamwork among the Company's managers and to give the Company an advantage in attracting and retaining officers, key employees and directors. To further these objectives, the Company provides compensation to executive officers in the form of base salary, annual incentives and long-term incentives.

         In determining each executive officer's level of compensation, the Board considers certain factors including: (i) the duties and scope of responsibility of each executive officer; (ii) the results of operations of the Company during the past year, both in terms of achieving the Company's targeted results for the year as well as compared to the results of other companies in the same industry; (iii) the performance of the individual executive in achieving his/her targeted goals; (iv) compensation awarded to executives with comparable titles and responsibilities in similarly situated companies; and (v) any other factors the Board determines to be relevant at the time. The weight to be given to each of the foregoing factors shall be determined by the Board in the exercise of reasonable judgment and in accordance with the objectives of the Company policies as stated above.

CHIEF EXECUTIVE OFFICER COMPENSATION

         During the fiscal year ended March 31, 2000, the compensation of James
L. Dorman, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, was established pursuant to an employment agreement entered into in April 1999. Under the terms of the agreement, Mr. Dorman received salary compensation of $72,520 in the fiscal year ending March 31, 2000 and was eligible to participate in the Company's 1999 Stock Option Plan. In addition, in order to provide substantial at-risk components and to align the interests of Mr. Dorman with those of the Company's shareholders, the Board of Directors granted Mr. Dorman options to purchase 800,000 shares of Common Stock under the 1999 Stock Option Plan. See "Option Grants in Fiscal Year 2000."

TAX TREATMENT OF EXECUTIVE COMPENSATION

         To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Board of Directors considers the anticipated tax treatment to the Company and to the executives of the various payments and benefits. Some types of compensation payments and their deductibility depend on the time of vesting or exercise of previously granted rights (for example, the amount of compensation attributable to the exercise of non-qualified stock options generally will depend upon the spread between the fair market value of the shares purchased on the date of exercise and the exercise price).

         In addition, Section 162(m) of Internal Revenue Code of 1986, as amended (the "Code") limits to $1 million per person the Company's federal income tax deduction for compensation paid in any year to its Chief Executive Officer and each of its four other highest paid executive officers to the extent such compensation is not "performance-based" compensation. The Company has designed the 1999 Stock Option Plan to preserve the deductibility of compensation to executive officers under Section 162(m) of the Code. However, under certain circumstances, compensation paid to an executive officer of the Company could exceed the qualifying compensation limit for deductibility under
Section 162(m) of the Code. The Board of Directors intends to consider ways to preserve the deductibility of compensation payments and benefits in light of the limitation on deductibility under Section 162(m) of the Code, while retaining the discretion necessary to insure executive officers are compensated in a manner consistent with the best interests of the Company and its shareholders.

         This report is submitted by James L. Dorman, William T. Graham and C. Joseph Barnette, being all of the members of the Board of Directors.

                            James L. Dorman, Chairman
                            William T. Graham
                            C. Joseph Barnette

                                PERFORMANCE GRAPH

         The following graph compares the Company's cumulative shareholder return on the Common Stock with (i) the cumulative total return on stock included in the S&P Index and (ii) the cumulative total return on stocks of a peer group of companies (the "Peer Group") selected by the Company for purposes of the comparison and more fully described below, commencing on March 31, 1996 (the end of the first fiscal year in which the Company was registered under the Exchange Act through March 31, 2000. The cumulative returns set forth below for each index assume the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends were paid on such securities during the applicable comparison period. The graph assumes an investment of $100 on March 31, 1996 in each of the common stock, the stocks comprising the S&P 500 Index and the stocks comprising the peer group.


             ---------------------------------- -------------------- ------------------ --------------------
                    MEASUREMENT PERIOD
                   (FISCAL YEAR COVERED)          GEOGRAPHICS,                 S&P 500       PEER GROUP (1)
                                                          INC.
             ---------------------------------- -------------------- ------------------ --------------------
             March 31, 1996                                  100.00             100.00               100.00
             March 31, 1997                                   73.68             117.29                93.81
             March 31, 1998                                    8.00             170.68               122.02
             March 31, 1999                                    7.16             199.28                89.48
             March 31, 2000                                   21.05             232.16                40.57
             ---------------------------------- -------------------- ------------------ --------------------

(1) The Company does not believe that there is a single published industry or line of business index that is appropriate for comparing stockholder returns. The Peer Group selected by the Company is made up of representative independent office product suppliers of comparable size and products whose common stock is traded on domestic stock exchanges. The Peer Group includes A.T. Cross Company, Dixon Ticonderoga Company and Moore Corporation Limited.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On April 29, 1999, the Company issued an aggregate of $100,000 in convertible subordinated notes (the "Notes"). One $50,000 Note was issued to Mr. James L. Dorman, the Company's President, Chief Executive Officer and Chairman of the Board, and one $50,000 Note was issued to William T. Graham, a Director of the Company. The Notes bear interest at a rate equal to the prime rate (as determined by U.S. Bank National Association ("U.S. Bank")) plus two percent (2%) per annum. The Notes are convertible into shares of the Company's Common Stock at $0.3927 per share. The Notes were paid in full for cash during fiscal year 2000.

         On April 19, 2000, the Company issued a $1,000,000 subordinated note to Mr. James L. Dorman, the Company's Chairman of the Board and Chief Executive Officer, with the proceeds used to assist in acquiring certain assets of the Consumer Products Business of the Communication Papers Division of Domtar, Inc. of Canada. The note bears interest at the US Bank's prime lending rate, and is subordinated to the Company's senior indebtedness to US Bank. The note was paid in full on May 12, 2000, including accrued interest. In addition to interest on the note, the Company issued a warrant to Mr. Dorman to purchase 100,000 shares of Common Stock at $0.45 per share until April 30, 2002.

         The Company leases a warehouse from Mr. William T. Graham, a Director of the Company, under the terms of a lease until December 31, 2000. The lease is extendable by the Company in annual increments until December 31, 2004. Monthly rent under the terms of the lease, including taxes and utilities is approximately $4,500.

         The Company leases sales office space from Mr. James L. Dorman, President, Chief Executive Officer and Chairman of the Board of the Company, under the terms of a lease expiring December 31, 2002. Monthly rent under the lease ranges from $1,675 to $1,775.

                            DELAWARE REDOMESTICATION

                                (PROPOSAL NO. 2)

         The Board of Directors of the Company is recommending that the state of incorporation of the Company be changed from Wyoming to Delaware (the "Proposed Redomestication"). The principal reasons for the Proposed Redomestication are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Additionally, the well established principles of corporate governance offered by Delaware law make the Company, as a Delaware corporation, more inviting as an investment opportunity to potential investors. Moreover, the state of Delaware imposes no corporate income tax so incorporation under Delaware law will not impose any state income tax burdens on the Company. Further, as the principal office of the Company is located in Blaine, Washington, there is no longer any logical nexus with the State of Wyoming.

         Therefore, the Board of Directors of the Company has determined that it is in the best interest of the Company and its shareholders that the Company redomesticate under the laws of the State of Delaware. If the Proposed Redomestication is approved by the Company's shareholders at the Meeting and subsequently consummated by the Company, the Company will become a corporation chartered under the Delaware General Corporation Law ("DGCL"), rather than the Wyoming Business Corporations Act ("WBCA"). All other rights, properties, privileges and franchises of the Company will continue unaltered and the rights of security holders in the Company only will be altered insofar as differences between the DGCL and WBCA discussed below. Furthermore, the Company will continue to be a reporting company under Section 12(g) of the Exchange Act and the Company's securities will continue to be traded in the manner theretofore traded on the over-the-counter market.

BACKGROUND AND MECHANICS OF PROPOSED REDOMESTICATION

         If approved by the Company's shareholders and subsequently consummated, the Proposed Redomestication will be accomplished by merging the present company (for purposes of this discussion referred to as "Geographics - Wyoming") into a newly formed Delaware corporation ("Geographics - Delaware"), with Geographics - Delaware to be the surviving corporation. The statutory merger (the "Merger") will be accomplished pursuant to applicable provisions of the DGCL and WBCA, and a merger agreement (the "Merger Agreement").

         In order to consummate the Proposed Redomestication, the Company will form and organize Geographics - Delaware which will be a wholly owned subsidiary of Geographics - Wyoming. As a result of the merger affecting the Proposed Redomestication, Geographics - Wyoming will merge with and into Geographics - Delaware and thereafter cease to exist, the current outstanding shares of Common Stock of Geographics - Delaware will be canceled and all outstanding securities of Geographics - Wyoming immediately prior to the effective time of the merger (the "Effective Time") will be deemed automatically converted into an equal number of identical securities of Geographics - Delaware.

CLOSING; EFFECTIVE TIME

         The closing of the transactions contemplated by the Redomestication will take place as soon as practicable (but in no event later than two business days) after all conditions to the Proposed Redomestication under the terms of the Merger Agreement have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a Certificate of Merger for the DGCL and Articles of Merger will be filed with the Secretary of State of Wyoming under the WBCA.

EXCHANGE OF CERTIFICATES

         From and after the Effective Time, all securities issued by Geographics
- Wyoming shall be deemed automatically converted into an equal number of identical securities of Geographics - Delaware. Certificated securities of Geographics - Wyoming should be retained by the holders thereof and need not be exchanged for certificates representing the securities of Geographics - Delaware into which they have been converted.

         Neither the exchange agent nor any party to the Proposed Redomestication will be liable to any Geographics - Wyoming shareholder who fails to transmit for cancellation their certificate representing shares of Common Stock of Geographics - Wyoming in exchange for a new certificate representing an identical number of shares of Common Stock of Geographics - Delaware.

BYLAWS AND CERTIFICATE OF INCORPORATION

         Except for matters controlled exclusively by the provisions of the DGCL which are discussed in further detail herein, the only substantive difference between the operative provisions of the Bylaws of Geographics - Wyoming as existing immediately prior to the Effective Time, and the operative provisions of the Bylaws of Geographics - Delaware, address the ability of shareholders to call a special meeting, the ability of shareholders to take action without a meeting, and the ability of shareholders to make proposals to have included in the proxy materials of the Company in the future.

           Under the Bylaws of Geographics - Delaware, special meetings of the shareholders may be called by either: (1) the Chairman or Vice Chairman, if there be one, (2) the President or Secretary, (3) any Vice President or Assistant Secretary if there be one, (4) at the request in writing of a majority of the Board, or (5) at the request in writing of shareholders owning a majority of the capital stock of the Company. Previously, shareholder special meetings could only be called by the President, a director or a shareholder holding at least ten percent of the outstanding stock of the corporation.

         Additionally, under the Geographics - Wyoming Bylaws, shareholders could only take action without a meeting by the unanimous written consent of the shareholders. Under the Geographics - Delaware Bylaws, shareholders can taken action without a meeting upon the written consent of the shareholders having the number of votes that would be necessary to take such action at a meeting at which all shareholders were present.

         The Geographics - Wyoming Bylaws, as currently written, do not address the ability of shareholders to make proposals to be considered at the annual meeting and included in the proxy materials of the Company. The Geographics - Delaware Bylaws allow shareholders to make proposals to be considered at the annual meeting and included in the proxy materials of the Company provided that any shareholder proxy request comply with Rule 14a-8 under the Exchange Act, and any other relevant statutes or regulations. Additionally, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not later than 90 days prior to the annual meeting. Any notice of shareholder proposals not in compliance with the Bylaws or Exchange Act will be considered untimely.

         Except for matters controlled exclusively by the provisions of the DGCL which are discussed in further detail herein, there are no substantive differences between the operative provisions of the Articles of Incorporation of Geographics - Wyoming, as amended and existing immediately prior to the Effective Time, and the operative provisions of the Certificate of Incorporation of Geographics - Delaware, except that the Geographics - Delaware Certificate of Incorporation will contain a provision allowing amendment consistent with the WBCA and DGCL.

DIRECTORS AND EXECUTIVE OFFICERS

         Immediately after the Effective Time, the Directors and Executive Officers of Geographics - Delaware shall be the same persons holding the same positions as held with Geographics - Wyoming immediately prior to the Effective Time.

GEOGRAPHICS - WYOMING 1999 STOCK OPTION PLAN

         Each and every term, condition, covenant and other provision of the Geographics, Inc. 1999 Stock Option Plan (the "Plan") in effect immediately prior to the Effective Time shall continue without modification after the Effective Time and shall automatically be deemed to have been adopted by Geographics - Delaware in accordance with its terms and conditions. The exercisability or other vesting of all outstanding Geographics - Wyoming options issued under the Plan and the underlying stock shall continue to be determined by reference to the stock option agreements executed pursuant to the Plan. Any references to the Plan shall, commencing at the Effective Time, be deemed to be references to Geographics - Delaware and any references to Geographics - Wyoming Board of Directors or committee thereof shall be deemed references to the Geographics - Delaware Board of Directors or committee thereof.

         At the Effective Time, the obligation to issue shares under each outstanding option to purchase shares of Geographics - Wyoming Common Stock shall be assumed by Geographics - Delaware. Each outstanding option to purchase shares of Geographics-Wyoming Common Stock shall be deemed to constitute an option to acquire Geographics - Delaware Common Stock on the same terms and conditions as were applicable under the Geographics - Wyoming outstanding option.

GEOGRAPHICS - WYOMING WARRANTS

         At the Effective Time, the obligation to issue shares under each outstanding warrant to purchase shares of Geographics - Wyoming Common Stock shall be assumed by Geographics - Delaware. Each outstanding warrant to purchase shares of Geographics-Wyoming Common Stock shall be deemed to constitute an option to acquire Geographics - Delaware Common Stock on the same terms and conditions as were applicable under the Geographics - Wyoming outstanding warrant.

GEOGRAPHICS - WYOMING CONVERTIBLE PREFERRED STOCK

         At the Effective Time, Geographics - Wyoming will not have authorized, issued or outstanding any shares of preferred stock of any series or class.

CONDITIONS TO THE REDOMESTICATION

         Consummation of the Merger and the Proposed Redomestication are subject to the satisfaction of various conditions, including, without limitation: (i) the approval and adoption of the Merger Agreement and the Proposed Redomestication by the requisite vote of the shareholders of Geographics - Wyoming, (ii) the absence of any temporary restraining order, preliminary or permanent injunction or other legal restraints preventing consummation of the merger, (iii) the approval for quotation on the OTC Electronic Bulletin Board of the shares of Common Stock of Geographics - Delaware immediately upon the Effective Time, (iv) no Geographics - Wyoming security holders shall have exercised appraisal rights in accordance with the WBCA, or, at the discretion of the Board of Directors, Geographics - Wyoming shall have been able to resolve the claims of any Geographics - Wyoming security holder who shall have exercised such appraisal rights in accordance with applicable legal requirements; and (v) no event shall have occurred that has or would result in the triggering of any right or entitlement of any security holder of Geographics - Wyoming that would not have been triggered absent the consummation of the Merger and Proposed Redomestication.

TERMINATION

         The Merger and Proposed Redomestication may be terminated and abandoned prior to the Effective Time by action of the Board of Directors of Geographics - Wyoming for any reason whatsoever, whether or not the Merger and Proposed Redomestication have been approved by the requisite vote of the security holders of Geographics - Wyoming prior to such termination.

LISTING OF NEW SHARES OF GEOGRAPHICS - DELAWARE COMMON STOCK ON THE OTC ELECTRONIC BULLETIN BOARD

         Consummation of the Merger and the Redomestication of Geographics - Wyoming under the DGCL will result in Geographics - Delaware being deemed a "successor issuer" within the meaning of Rule 12(g)-3 under the Exchange Act. As the result, the shares of Common Stock of Geographics - Delaware shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of Common Stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the Merger, the Company will prepare and file a current report on Form 8-K disclosing the completion of the Merger and the creation of Geographics - Delaware as the successor issuer. As a result, the shares of Common Stock of Geographics - Delaware following the Merger will be deemed automatically qualified for secondary trading on the OTC Electronic Bulletin Board.

APPRAISAL RIGHTS

         If the Merger becomes effective, a holder of Geographics - Wyoming Common Stock who does not vote in favor of the Merger and who follows the procedures prescribed under Wyoming law may require Geographics - Delaware as the surviving corporation to pay the "fair value," determined as provided under the WBCA, for the shares held by such shareholder. The following is a summary of certain features of the relevant sections of the WBCA, the provisions of which are set forth in full in Annex I hereto, and such summary is subject to and qualified in its entirety by reference to such law. In order to exercise such statutory appraisal rights, strict adherence to the statutory provisions is required, and each shareholder who may desire to exercise such rights should carefully review and adhere to such provisions. Any holder of Geographics - Wyoming Common Stock who votes in favor of the Merger, or is deemed to vote in favor of the Merger (by, for example, returning a signed proxy card without specifying a vote on the Merger) will waive their appraisal rights.

         A holder of Geographics - Wyoming Common Stock who desires to pursue the appraisal rights available to such shareholder must: (i) file a written objection to the Merger with Geographics - Wyoming pursuant to Section 17-16-1321 of the WBCA before the taking of the shareholders' vote on the Merger Agreement, stating the intention of such shareholder to demand payment (the "Demand") for shares owned by such shareholder if the Merger is effectuated;
(ii) refrain from voting in favor of the Merger pursuant to Section 17-16-1321;
(iii) certify whether the shareholder acquired beneficial ownership of the shares before the first announcement of dissenters' notice pursuant to Section 17-16-1323; and (iv) deposit the shareholder's share certificates in accordance with instruction from Geographics - Wyoming, pursuant to Section 17-16-1323. Such written objection and written demand should be delivered to Geographics - Delaware, 1555 Odell Road, Blaine, Washington 98231, Attention: James L. Dorman,

President and CEO, and it is recommended that such objection and demand be sent by registered or certified mail, return receipt requested.

         A shareholder who files the required written objection with Geographics
- Wyoming prior to the shareholder vote need not vote against the Merger, but a vote in favor of the Merger will constitute a waiver of such shareholder's statutory appraisal rights. If a shareholder returns a proxy which is signed but on which no vote is specified as to the proposal on the Merger Agreement, and thereafter does not revoke such proxy, it will be voted in favor of the Merger, and the shareholder will be deemed to have waived his or her appraisal rights. In addition, a vote against the Merger does not, alone, constitute a written objection subject to appraisal rights.

         The value of the Geographics - Wyoming Common Stock will be determined initially by Geographics - Delaware as the surviving corporation. Upon the later of the effective date of the Merger and the date upon which Geographics - Delaware receives a valid Demand, Geographics - Delaware shall pay a dissenting shareholder who complies with the above the fair value of the shareholder's shares, plus accrued interest, if any. Such payment shall be accompanied by (i) Geographics - Delaware's balance sheet as of the end of its most recent fiscal year, (ii) a statement of Geographics - Delaware's estimate of the fair value of the shares, (iii) an explanation of how interest was calculated, (iv) a statement of the dissenter's right to demand greater payment if the dissenter believes that Geographics - Delaware's payment does not accurately reflect the fair value of the shares, and (v) a copy of Article 13 of the WBCA. If the dissenter believes that Geographics - Delaware's payment does not accurately reflect the fair value of the shares, or if Geographics - Delaware fails to make its payment within 60 days of receipt of the Demand, the dissenter may give written notice to Geographics - Delaware of the dissenter's estimate of the fair value of the shares and the interest thereon, and demand payment of such amount, less any amount previously received from Geographics - Delaware on account of the shares. The dissenter shall waive any right to propose a fair value for the shares if written notice is not given to Geographics - Delaware within 30 days of the dissenter's receipt of payment from Geographics - Delaware.

         If a demand from a dissenter for greater payment than that offered by Geographics - Delaware remains unresolved, Geographics - Delaware may, within 60 days of receiving such demand, commence a judicial proceeding to determine the fair value of the shares. If Geographics - Delaware does not commence a judicial proceeding within 60 days of receiving such demand, it shall pay the amount demanded by the dissenting shareholder. Each dissenting shareholder whose demands remain unresolved shall be made parties to such action. Upon a judicial determination of the fair value of the shares, each dissenter shall be entitled to the amount, if any, by which the value found through the judicial proceeding exceeds the payment made by Geographics - Delaware, plus interest. The court costs of such a proceeding shall be borne by Geographics - Delaware, except to the extent that the court finds that dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment beyond that offered by Geographics - Delaware. The court may also assess counsel fees and expenses upon the respective parties, to the extent that the court finds such assessment fair and equitable.

         The "fair value" of the Geographics - Wyoming Common Stock could be more than, the same as or less than the consideration to be received by the Geographics - Wyoming shareholders in the Merger. For appraisal proceeding purposes, value is determined as of the day before the approval of the Merger Agreement by shareholders, excluding any element of value arising from the expectation or accomplishment of the Merger.

         The enforcement by a shareholder of his or her request to receive payment for shares of Geographics - Wyoming Common Stock as provided under the applicable statutory provisions shall be an exclusive remedy except that such remedy shall not exclude the right of a shareholder to bring or maintain an appropriate proceeding to obtain relief on the ground that said corporate action will be or is illegal or fraudulent as to said shareholder.

         A final judgment by the court or an appraiser appointed by the court determining the fair value of the Geographics - Wyoming Common Stock would be binding on and enforceable by Geographics - Wyoming shareholders who have perfected their statutory appraisal rights, even if such fair value were determined to be less than the consideration to be received by the Geographics - Wyoming shareholders in the Merger. A shareholder who perfects his rights as a dissenting shareholder will not, after the Effective Date, be entitled to notices of meetings, to vote, or to receive dividends.

         Each share of Geographics - Wyoming Common Stock held by shareholders who seek to exercise appraisal rights and, after the Effective Time, fail to perfect or lose any such right to appraisal, shall be treated as a share that had been converted as of the Effective Time into the right to receive Geographics - Delaware Common Stock as provided in the Merger Agreement.

COMPARISON OF RIGHTS OF HOLDERS OF GEOGRAPHICS - WYOMING COMMON STOCK AND GEOGRAPHICS - DELAWARE COMMON STOCK

         After consummation of the Merger, the holders of Geographics - Wyoming Common Stock who receive Geographics - Delaware Common Stock in the Merger will become shareholders of Geographics - Delaware. As shareholders of Geographics - Wyoming, their rights are presently governed by the WBCA and by Geographics - Wyoming's Articles of Incorporation and Bylaws. As shareholders of Geographics - Delaware, their rights will be governed by the DGCL and by Geographics - Delaware's Certificate of Incorporation and Bylaws.

         The following discussion summarizes the material differences between the rights of holders of Geographics - Delaware capital stock and holders of Geographics - Wyoming capital stock and differences between the Geographics - Delaware Certificate of Incorporation and Geographics - Delaware Bylaws and the Geographics - Wyoming Articles of Incorporation and Geographics - Wyoming Bylaws. This summary does not purport to be complete and is qualified in its entirety by reference to the Geographics - Delaware Certificate of Incorporation and Bylaws, the Geographics - Wyoming Articles of Incorporation and Bylaws and the relevant provisions of the DGCL and the WBCA.

         Special Meeting of Shareholders. The DGCL provides that special meetings of shareholders may be called by the directors or by any other person as may be authorized by the corporation's Certificate of Incorporation or Bylaws.

         The WBCA provides that special meetings of shareholders of a corporation may be called by the directors or by any other person authorized by the corporation's Bylaws or articles. The WBCA also provides that a special meeting shall be called if the corporation receives one or more written demands for a meeting, stating the purpose or purposes for which the meeting is to be held, signed and dated by shareholders representing at least ten percent of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The Bylaws of Geographics - Wyoming provide that special meetings may be called at any time by the President or any director of the corporation, or by the holders of at least ten percent of all of the shares entitled to vote on any issue proposed to be considered at the special meeting. The Bylaws of Geographics - Delaware provide that special meetings may be called by either:
(1) the Chairman or Vice Chairman, if there be one, (2) the President or Secretary, (3) any Vice President or Assistant Secretary if there be one, (4) at the request in writing of a majority of the Board, or (5) at the request in writing of shareholders owning a majority of the capital stock of the Company. Thus, under the Geographics - Delaware Bylaws, it will be more difficult for shareholders of the Company to call a special meeting of the shareholders.

         Inspection Rights. Under the DGCL, shareholders, upon the demonstration of a proper purpose, have the right to inspect a corporation's stock ledger, shareholder list, and other books and records.

         Under the WBCA, a corporation's shareholders have the right to inspect and copy, during regular business hours at the corporation's principal office, the corporation's Articles of Incorporation, Bylaws, records of all meetings of shareholders, records of actions taken by shareholders without a meeting within the prior three years, all written communications within the prior three years to all shareholders as a group or to holders of any class or series of stock as a group, a list of the names and business addresses of the corporation's current officers and directors, the most recent corporate report delivered to the Wyoming Secretary of State, and all financial statements prepared for periods ending during the prior three years, upon written demand given at least five business days before the date upon which such shareholder wishes to inspect and copy such records. Pursuant to the WBCA, shareholders also may, upon written demand at least five days prior to such inspection and during regular business hours, inspect excerpts from minutes of any directors' meeting or action of directors taken without a meeting, records of any action taken by shareholders without a meeting, excerpts of any action taken by a committee of the directors while such committee was acting in place of the directors, waivers of notices of any meeting of shareholders, directors, or a committee of directors, accounting records of the corporation and the records of shareholders, provided that the shareholder meets the following conditions: (i) the demand for such inspection is made in good faith for a proper purpose, (ii) the shareholder has been a shareholder of the corporation for at least six months immediately proceeding the demand, or holds at least five percent of all outstanding shares of any class of stock, (iii) the purpose and the records which the shareholder wishes to inspect are described with reasonable particularity, and (iv) the records to be inspected are directly connected with the described purpose.

         Action by Consent of Shareholders. Under the DGCL, unless the Certificate of Incorporation provides otherwise, any action to be taken by shareholders may be taken without a meeting, without prior notice, and without a vote, if the shareholders having the number of votes that would be necessary to take such action at a meeting at which all shareholders were present and voted consent to the action in writing.

         Under the WBCA, unless the Articles of Incorporation require that such action be taken at a shareholder meeting, any action to be taken by shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing.

         The Geographics - Wyoming Bylaws provide that shareholders can only take action without a meeting by unanimous written consent. However, the Geographics - Delaware Bylaws provide that shareholders can take action by written consent as provided in the DGCL.

         Cumulative Voting and Election of Directors. Under the DGCL, a corporation may provide in its Certificate of Incorporation for cumulative voting by shareholders in elections of directors (i.e., each shareholder casts as many votes for directors as he has shares of stock multiplied by the number of directors to be elected).

         The WBCA provides that there shall be no cumulative voting by shareholders in elections of directors unless the Articles of Incorporation expressly state otherwise. Both the Geographics - Wyoming Articles of Incorporation and the Geographics - Delaware Certificate of Incorporation prohibit cumulative voting by shareholders for the election of directors, or for any other purpose.

         The DGCL provides that, in the absence of cumulative voting, directors shall be elected by a plurality of the shareholders entitled to vote thereon. The Geographics - Delaware Bylaws specify that directors shall be elected by a plurality vote of the shareholders.

         Dividends and Repurchases of Stock. Under the DGCL, a corporation generally is permitted to declare and pay dividends out of any surplus or out of net profits for the current and/or preceding fiscal year, provided that such dividends will not reduce capital below the amount of capital represented by all classes of stock having a preference upon the distribution of assets. Also under the DGCL, a corporation may generally redeem or repurchase shares of its stock if such redemption or repurchase will not impair the capital of the corporation.

         Under the WBCA, the payment of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

         Classification of the Board of Directors. The DGCL permits (but does not require) classifications of a corporation's board of directors into one, two or three classes.

         The WBCA also permits, but does not require, classification of a corporation's board of directors into one, two, or three classes, with each class composed of as equal a number of directors as is possible. In the event of multiple classes of directors, the WBCA provides for staggered terms of either two or three years. The Geographics - Delaware Certificate of Incorporation does not provide for multiple classes of directors.

         Removal of Directors. Under the DGCL, although shareholders may generally remove directors with or without cause by a majority vote, shareholders may remove members of classified boards only for cause unless the Certificate of Incorporation provides otherwise. Neither the DGCL nor the WBCA permits directors to remove other directors.

         Under the WBCA, shareholders may remove one or more directors with or without cause by a majority vote of the shareholders entitled to elect such director(s), unless the articles provide that directors may only be removed for cause. The WBCA permits the removal of a director by shareholders only at a meeting called for that purpose, upon notice of the meeting which states that the purpose or one of the purposes thereof is the removal of the director. The Geographics - Delaware Bylaws provide that directors can be removed without cause by the vote of a majority of the shares entitled to vote.

         Vacancies on the Board of Directors. Under the DGCL, unless otherwise provided in the Certificate of Incorporation or Bylaws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the remaining directors.

         The WBCA provides that, unless otherwise provided in the corporation's Articles of Incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled either by the directors or the shareholders. Under the WBCA, directors may fill a vacancy by majority vote, even if the directors remaining in office constitute less than a quorum. The WBCA also specifically provides that, unless otherwise provided in the corporation's Articles of Incorporation, if a vacant office was held by a director elected by holders of a specific class or series of stock, only such shareholders or directors also elected by holders of that class or series of stock, may fill the vacancy.

         Exculpation of Directors. Both the DGCL and WBCA have similar provisions holding that, if stated in the Certificate of Incorporation or Articles of Incorporation, respectively, a director is not personally liable for any actions taken, or failure to take action, unless the director (i) received a financial benefit to which he or she was not entitled, (ii) intentionally harmed the corporation or shareholders, (iii) intentionally violated criminal law, or
(iv) voted for or assented to any unlawful distributions. The Geographics - Delaware Certificate of Incorporation provides for exculpation of directors except for director liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or
(iv) for any transaction from which the director derived an improper personal benefit.

          Indemnification of Directors, Officers And Others. Both Delaware and the WBCA generally permit indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith and with the reasonable belief that his conduct was in the best interests of the corporation. Both Delaware and the WBCA mandate that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director. Both the DGCL and the WBCA do not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions).

         The Geographics - Delaware Certificate of Incorporation provides for indemnification to the maximum extent legally permissible of any person who was or is a party or is threatened to be made a party to any threatened. The Geographics - Wyoming Articles of Incorporation provides that all directors and officers of Geographics - Wyoming shall be indemnified to the maximum extent permissible under the WBCA.

         Interested Director Transactions. Both the DGCL and the WBCA provide that no transaction between a corporation and one or more of its directors or officers or any entity in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director or officer is present at, participates in, or votes at the meeting of the board of directors or committee which authorizes the transaction. In order that such a transaction not be found void or voidable, it must, after disclosure of material facts, be approved by the disinterested directors, a committee of disinterested directors, or the shareholders, or the transaction must be fair as to the corporation. The Geographics - Wyoming Bylaws and Geographics - Delaware Bylaws closely resemble the Delaware and Wyoming statutory provisions.

         Sales, Lease or Exchange of Assets and Mergers. The DGCL requires the approval of the directors and the vote of the holders of a majority of the outstanding stock entitled to vote thereon for the sale, lease, or exchange of all or substantially all of a corporation's property and assets or a merger or consolidation of the corporation into any other corporation, although the Certificate of Incorporation may require a higher shareholder vote.

         The WBCA provides that the sale, lease, or exchange of all or any portion of a corporation's assets in the corporation's usual and regular course of business may be authorized by the corporation's directors, without approval of the corporation's shareholders. Sale, lease, or exchange of all or substantially all of a corporation's assets other than in the usual and regular course of the corporation's business, or a merger or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of a majority of the shareholders entitled to vote thereon.

         Amendments to Certificate. Under the DGCL, amendments to the Certificate of Incorporation require the approval of the directors and the vote of the holders of a majority of the outstanding stock and a majority of each class of stock outstanding and entitled to vote thereon as a class, unless the Certificate of Incorporation requires a greater proportion. In addition, the DGCL requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a class of stock. The Geographics - Wyoming Articles of Incorporation do not contain a provision regarding amendment and are therefore governed by the WBCA. The Geographics - Delaware Certificate of Incorporation requires the approval of the Board of Directors and the affirmative vote of a majority of the shareholders in order to amend the Certificate of Incorporation.

         Under the WBCA, amendments to the Articles of Incorporation, other than specific statutorily approved amendments which may be authorized by the directors without shareholder action, require the approval of the directors and the vote of the holders of a majority of the outstanding stock of each voting group entitled to vote thereon as a class, unless the Articles of Incorporation or Bylaws require a different proportion.

         Amendments to Bylaws. Under the DGCL, the power to adopt, amend or repeal bylaws lies in shareholders entitled to vote; provided, however, that any corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The Geographics - Delaware Certificate of Incorporation gives the Board of Directors and shareholders the power to make, alter, amend or repeal Bylaws.

         Under both the WBCA and Geographics - Wyoming Bylaws, either the Board of Directors or shareholders may amend the bylaws.

         Appraisal Rights. Dissenting shareholders have the right to obtain the fair value of their shares (so-called "appraisal rights") in more circumstances under the WBCA than under the DGCL. Under the DGCL, appraisal rights are available in connection with a statutory merger or consolidation in certain specified situations. Appraisal rights are not available when a subsidiary merges into a parent corporation and no vote of its shareholders is required to approve the merger. Appraisal rights are not available under the DGCL in the event of the sale, lease, or exchange of all or substantially all of a corporation's assets or the adoption of an amendment to its Certificate of Incorporation, unless such rights are granted in the corporation's certificate of incorporation. The Geographics - Delaware Certificate of Incorporation does not grant such rights.

         Under the WBCA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes (i) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation's business, (ii) to merge or consolidate with another corporation, if the shareholder is entitled to vote on the merger or consolidation, (iii) to a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the share exchange, or (iv) to amend the Articles of Incorporation in a manner that materially and adversely affects rights in respect of a dissenter's shares. A right to dissent and receive the appraised value of a shareholder's shares may also be granted within the bylaws of the corporation or by a resolution of the directors.

         The DGCL provides that, unless otherwise provided in the corporation's Certificate of Incorporation, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 shareholders. The above limitations do not apply if the shareholders are required by the terms of the merger to accept anything other than: (i) shares of stock of the surviving corporation; (ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or held of record by more than 2,000 shareholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

         Business Combination Statute. The DGCL has a "business combination" statute which provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation (an "interested shareholder"), he may not engage in certain transactions with the corporation for a period of three years. The DGCL includes certain exceptions to this prohibition; for example, if the board of directors approves the acquisition of stock or the transaction prior to the time that the person became an interested shareholder, or if the interested shareholder acquires 85% of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested shareholder.

         There is no similar provision limiting business combinations with interested shareholders in the WBCA, but the WBCA requires the vote of a majority of the outstanding shares of each class of shares entitled to vote thereon to approve any merger or share exchange or the sale, lease, exchange, or other disposition of all, or substantially all, of the assets of the corporation, unless the Articles of Incorporation contain a provision establishing a different proportion.

         Shareholder Proposals. The Geographics - Wyoming Bylaws, as currently written, do not address the ability of shareholders to make proposals to be considered at the annual meeting and included in the proxy materials of the Company. The Geographics - Delaware Bylaws allow shareholders to make proposals to be considered at the annual meeting and included in the proxy materials of the Company provided that any shareholder proxy request comply with Rule 14a-8 under the Exchange Act, and any other relevant statutes or regulations. Additionally, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not later than 90 days prior to the annual meeting. Any notice of shareholder proposals not in compliance with the Bylaws or Exchange Act will be considered untimely.

         Shareholder Preemptive Rights. Neither the WBCA or the DGCL specifically authorize the granting to shareholders of a preemptive right to acquire proportional amounts of unissued shares of stock which are offered for sale by the corporation. The Geographics - Wyoming and Geographics - Delaware Articles and Certificate of Incorporation also prohibit preemptive rights regarding shares of stock.

         Consideration of Societal Factors. The Delaware Supreme Court has held that, in discharging their responsibilities, directors may consider constituencies other than shareholders, such as creditors, customers, employees and perhaps even the community in general, as long as there are rationally related benefits accruing to shareholders as well. The Delaware Supreme Court has held, however, the concern for non-shareholder interests is inappropriate when a sale of the company is inevitable and an auction among active bidders is in progress. Neither the Geographics - Delaware Certificate of Incorporation or Bylaws, nor the Geographics - Wyoming Articles of Incorporation or Bylaws directly discuss consideration of societal factors.

         Approval of this Proposal No. 2 requires the affirmative vote of a majority of the Company's outstanding voting securities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN OF MERGER AND REDOMESTICATION OF THE COMPANY TO DELAWARE.


              APPROVAL OF GEOGRAPHICS, INC. 1999 STOCK OPTION PLAN

                                (PROPOSAL NO. 3)

         The Board of Directors is recommending approval of the Geographics, Inc. 1999 Stock Option Plan (the "Plan"). The Directors adopted the plan on July 12, 1999, subject to shareholder approval.

         The Plan is summarized below, however, this summary is qualified in its entirety by the full text of the Plan, which is set forth as Exhibit A to this Proxy Statement.

         The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of individuals eligible to participate in the Plan ("Participants") to those of Company shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is dependent.

DESCRIPTION OF THE PLAN

         General. As originally drafted, the Plan provided for the grant of options to purchase up to 2,000,000 shares of Common Stock. However, by subsequent Board resolution the Company increased the number of shares of Common Stock to be issued under the Plan to 4,500,000. The Company has reserved 4,500,000 shares of Common Stock for issuance under the Plan to employees, directors, or consultants of the Company (the "grantees").

         To date, under the Plan the Board of Directors has granted options to purchase 3,070,000 shares of Common Stock contingent upon shareholder approval. Subject to the approval of the Plan by the Company's shareholders, each option will vest according to the terms of the Plan. Failure of the shareholders to approve the Plan will result in the invalidation of all grants made under the Plan.

         The following table sets forth certain information concerning the total number of stock options granted under the 1999 Stock Option Plan to the named executive officers as of August 25, 2000.

                                NEW PLAN BENEFITS
                    GEOGRAPHICS, INC. 1999 STOCK OPTION PLAN

---------------------------------------- ------------------------ ------------------------------
            NAME AND TITLE                         VALUE (1)             TOTAL NUMBER OF
                                                                         OPTIONS GRANTED
---------------------------------------- ------------------------ ------------------------------
James Dorman, President, Chief                     $281,875                 1,050,000
Executive Officer, Chairman of the
Board
---------------------------------------- ------------------------ ------------------------------
Executive Officers and Directors as a              $520,593                 2,220,000
Group
(6 Persons)
---------------------------------------- ------------------------ ------------------------------

         (1) The value of options is based upon the difference between the fair market value of the securities underlying the options ($.6875) and the exercise price of the options at August 25, 2000.

         Administration. The Plan is administered by the Board of Directors and options may be granted at the discretion of the Board of Directors.

         Stock Options. Subject to the provisions of the Plan, the Board of Directors has the authority to select the individuals to whom options may be granted. The Board of Directors also may determine whether to grant incentive stock options ("ISO") or nonqualified stock options ("NSO"), the terms of each award, including the number of shares of Common Stock subject to any option, the option price, the exercise date, and the vesting requirements. However, no ISO granted under the Plan may be exercised more than ten years after the grant date and no NSO may be exercised more than twelve years after the grant date.

         In the event an employee is terminated by death or disability, options shall immediately vest one hundred percent. For employee termination due to retirement, options shall vest at the discretion of the Board of Directors. If employment of the employee is terminated for "Cause" (as defined in the Plan), all outstanding options held by the employee are forfeited to the Company, regardless of the vested status of the options. For employee termination for any reason other than those described above, all unvested options shall be forfeited to the Company, however, the Board of Directors has the discretion to immediately vest all or any portion of such options, subject to such terms as the Board of Directors deems appropriate.

         In the event a director or consultant is terminated due to disability or retirement, following a change in control of the Company (as described in the Plan), or, in the case of a director, due to death, all of the consultant's or director's options shall be immediately exercisable. If a director is terminated from the Board of Directors for cause then all outstanding options held by the director are immediately forfeited to the Company.

         In the event any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased are again available for purposes of the Plan.

         All ISOs granted under the Plan are not transferable or assignable other than by will or the laws of descent and distribution. All NSOs granted under the Plan are transferable or assignable pursuant to the laws of descent and distribution upon grantee's death, or to members of grantee's immediate family, trusts for the benefit of members of the immediate family, or charitable institutions during grantee's life.

         Miscellaneous. The Board of Directors has the authority to alter, amend or terminate the Plan at any time except that no alteration, amendment or termination will adversely affect the rights of a grantee under a previously granted option without the consent of the grantee.

FEDERAL INCOME TAX CONSEQUENCES

         The following summary is based upon an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. This summary does not purport to be complete. Moreover, the following is only a summary of federal income tax consequences, and the federal income tax consequences to grantees may be either more or less favorable than those described below depending on their particular circumstances.

         Nonqualified Stock Options. No income will ordinarily be recognized by a grantee for federal income tax purposes upon the grant of a nonqualified stock option. Except as described below in the case of an "insider" subject to Section 16(b) of the Exchange Act, who exercises his or her option less than six months from the date of grant, upon exercise of a nonqualified stock option, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of the shares. In the absence of an election under Section 83(b) of the Code, an "insider" subject to Section 16(b) of the Exchange Act who exercises a nonqualified stock option less than six months from the date the option was granted will recognize income on the date six months after the date of grant in an amount equal to the excess of the fair market value of the shares on such date over the option price of the shares. A grantee subject to Section 16(b) of the Exchange Act can avoid such deferral by making an election under Section 83(b) of the Code, no later than 30 days after the date of exercise. Executive officers, directors and 10% shareholders of the Company will generally be deemed to be "insiders" for purposes of Section 16(b) of the Exchange Act.

         Income recognized upon the exercise of nonqualified stock options will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the grantee to ensure that the amount of the tax required to be withheld is available for payment. Nonqualified stock options are designed to provide the Company with a deduction equal to the amount of compensation income recognized by the grantee at the time of such recognition by the grantee.

         The basis of shares transferred to a grantee pursuant to exercise of a nonqualified stock option is the price paid for such shares plus an amount equal to any income recognized by the grantee as a result of the exercise of the option. If a grantee thereafter sells shares acquired upon exercise of a nonqualified stock option, any amount realized over the basis of the shares will generally constitute short-term or long-term capital gain to the grantee, depending on the holding period, for federal income tax purposes. The grantee's holding period for shares acquired pursuant to the exercise of a nonqualified stock option will begin on the date of exercise of such option.

         If a grantee uses already owned shares of Common Stock to pay the exercise price for shares under a nonqualified stock option, the number of shares received pursuant to the option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the grantee upon such exercise will be taxable to the grantee as ordinary income. If such already owned shares of Common Stock are not "statutory option stock" (which is defined in Section 424(c)(3)(B) of the Code to include any stock acquired through the exercise of an incentive stock option or granted pursuant to an employee stock purchase plan), or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the option will not be statutory option stock and the grantee's basis in the number of shares received in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon such exercise will be equal to the fair market value of such shares. However, if such already-owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied exercise will be considered a disqualifying disposition of the statutory option stock.

         Subject to limited exceptions, a director or former director will recognize compensation income on the date of the exercise of a nonstatutory stock option in the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price. If the exercise price of a nonstatutory stock option is paid in whole or in part in shares, no income, gain or loss is recognized by the director or former director on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price. Subject to limited exceptions, the fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the director or former director on the date of exercise of the stock option.

         The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by a director or former director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1999 STOCK OPTION PLAN.


         RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITOR

                                (PROPOSAL NO. 4)

         The Board of Directors has selected KPMG LLP ("KPMG") to serve as independent auditor of the Company for the fiscal year ended March 31, 2001, subject to ratification by the Company's shareholders. Effective March 1, 2000, KPMG replaced Moss Adams LLP ("Moss Adams"), which had previously served as the Company's independent auditor.

         Moss Adams' report on the Company's financial statements for the prior two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that Moss Adams qualified its opinion as of and for the years ended March 31, 1999 and March 31, 1998, by including a going concern modification. Moss Adams qualified its opinion because the Company had incurred substantial net operating losses in 1999 and 1998 and because the Company was then out of compliance with its borrowing agreements, which raised a substantial doubt about its ability to continue as a going concern. During the Company's two most recent fiscal years, the Company had no disagreements with Moss Adams or KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moss Adams or KPMG, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports.

         KPMG has no direct or material indirect financial interest in the Company. Representatives of KPMG will not be present at the Annual Meeting and therefore will not be available to make a statement or respond to appropriate shareholder questions.

         The Board of Directors authorized all services performed by Moss Adams and KPMG on behalf of the Company. In addition, the Board of Directors will review the scope of services to be provided by KPMG annually and will consider the effect, if any, that performance of any non-audit services might have on audit independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF KPMG AS INDEPENDENT AUDITOR.


                                  OTHER MATTERS

         The Company is not aware of other matters which may be submitted to the shareholders at the Meeting. Should other proposals be brought before the Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR INCLUSION IN 2001 PROXY MATERIALS

         Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the 2001 Meeting of the shareholders of the Company pursuant to Rule 14a-8 under the Exchange Act, must be received at the principal office of the Company, 1555 Odell Road, Blaine, Washington 98231,
Attention: Daniel Regan, Vice President and Chief Financial Officer, no later than April 30, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested. In addition, a shareholder who otherwise intends to present business at the 2001 Annual Meeting of Shareholders (including nominating persons for election as directors) must comply with the requirements set forth in the Company's Bylaws.

         Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not later than 90 days prior to the annual meeting. Accordingly, if the Company does not receive notice of a shareholder's proposal submitted otherwise than pursuant to Rule 14a-8 of the Exchange Act prior to 90 days before the annual meeting the notice will be considered untimely and the Company will not be required to present such proposal at the 2001 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2001 Annual Meeting of Shareholders, the persons named in proxies solicited by the Board may exercise discretionary voting powers with respect to such proposal.

         Nothing in this section shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2001 annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Dear Shareholder:

         The Annual Meeting of Shareholders (the "Meeting") of Geographics, Inc. (the "Company") will be held at 4:00 p.m. on Thursday, September 28, 2000 at the Milwaukee School of Engineering, Todd Wehr Conference Center, 1047 North Broadway, Milwaukee, Wisconsin 53202.

         To be sure that your vote is counted, we urge you to complete and sign the proxy/voting instruction form attached below, detach it from this letter and return it in the postage paid envelope enclosed in this package. The giving of such proxy does not affect your right to vote in person if you attend the meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitations.

         If you attend the Meeting in person, detach and bring this letter to the meeting as an admission ticket for you and your guests.

         If you have any questions or require any additional information concerning this Proxy Statement, please contact Mr. Daniel Regan at the address set forth on the attached proxy.

                                -----------------

                                GEOGRAPHICS, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 28, 2000

                              APPOINTMENT OF PROXY

                                GEOGRAPHICS, INC.

                                 1555 ODELL ROAD

                                BLAINE, WA 98231

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints the Board of Directors as proxy with the power to appoint substitutes, and hereby authorize them to represent and to vote all of the shares of common stock, with no par value ("Common Stock"), of Geographics, Inc. ("Geographics") held of record by the undersigned on the date hereof for the calling of a Annual Meeting of shareholders and to vote, as designated below, all of the shares of Common Stock held of record by the undersigned on the record date of the Annual Meeting on the following matters at such Annual Meeting:

1. To elect James L. Dorman, William T. Graham, and C. Joseph Barnette as the Board of Directors of Geographics.

              FOR  |_|           AGAINST  |_|           *EXCEPTIONS  |_|

         *INSTRUCTIONS:

                  To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominees name in the space provided below.


                              Exceptions:
                                         --------------------------------------

2. To approve the plan of merger to redomesticate the Company under the laws of the State of Delaware.

              FOR  |_|           AGAINST  |_|           ABSTAIN  |_|

3.       To approve the proposed 1999 Stock Option Plan.

              FOR  |_|           AGAINST  |_|           ABSTAIN  |_|

4. To ratify the selection of KPMG LLP as independent auditor of the Company.

              FOR  |_|           AGAINST  |_|           ABSTAIN  |_|

5. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2), (3) AND (4) ABOVE.

         When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

I, ______________, hold _____ shares of Geographics' common stock at ___________, and hereby deliver my proxy statement to ____________.



Dated:______________, 2000         _____________________________________________
                                        (Signature)



         PLEASE VOTE, DATE, SIGN AND MAIL THIS APPOINTMENT OF PROXY FORM

                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                                    EXHIBIT A








                                GEOGRAPHICS, INC.


                             1999 STOCK OPTION PLAN

                                GEOGRAPHICS, INC.

                             1999 STOCK OPTION PLAN


                                TABLE OF CONTENTS






ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION..................................................................1

   1.1      ESTABLISHMENT OF THE PLAN.............................................................................1
   1.2      PURPOSE OF THE PLAN...................................................................................1
   1.3      DURATION OF THE PLAN..................................................................................1

ARTICLE 2.  DEFINITIONS...........................................................................................1


ARTICLE 3.  ADMINISTRATION........................................................................................4

   3.1      THE COMMITTEE.........................................................................................4
   3.2      AUTHORITY OF THE COMMITTEE............................................................................4
   3.3      DECISIONS BINDING.....................................................................................5

ARTICLE 4.  SHARES SUBJECT TO THE PLAN............................................................................5

   4.1      NUMBER OF SHARES......................................................................................5
   4.2      LAPSED AWARDS.........................................................................................5
   4.3      ADJUSTMENTS IN AUTHORIZED SHARES......................................................................5

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION.........................................................................5

   5.1      ELIGIBILITY...........................................................................................5
   5.2      ACTUAL PARTICIPATION..................................................................................5

ARTICLE 6.  STOCK OPTIONS.........................................................................................6

   6.1      GRANT OF OPTIONS......................................................................................6
   6.2      OPTION AWARD AGREEMENT................................................................................6
   6.3      OPTION PRICE..........................................................................................6
   6.4      DURATION OF OPTIONS...................................................................................6
   6.5      EXERCISE OF OPTIONS...................................................................................6
   6.6      PAYMENT...............................................................................................6
   6.7      RESTRICTIONS ON SHARE TRANSFERABILITY.................................................................6
   6.8      TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT......................................7
   6.9      TERMINATION OF EMPLOYMENT FOR OTHER REASONS...........................................................7
   6.10     TERMINATION OF SERVICES AS A DIRECTOR.................................................................8
   6.11     TERMINATION OF SERVICE AS A CONSULTANT................................................................8
   6.12     TRANSFERABILITY OF OPTIONS............................................................................8

ARTICLE 7.  BENEFICIARY DESIGNATION...............................................................................9


ARTICLE 8.  DEFERRALS.............................................................................................9



ARTICLE 9.   RIGHTS OF EMPLOYEES..................................................................................9

   9.1       NO RIGHT TO EMPLOYMENT...............................................................................9
   9.2       PARTICIPATION........................................................................................9

ARTICLE 10.  CHANGE IN CONTROL....................................................................................9


ARTICLE 11.  AMENDMENT, MODIFICATION, AND TERMINATION............................................................10

   11.1      AMENDMENT, MODIFICATION, AND TERMINATION............................................................10
   11.2      AWARDS PREVIOUSLY GRANTED...........................................................................10

ARTICLE 12.  WITHHOLDING.........................................................................................10

   12.1      TAX WITHHOLDING.....................................................................................10
   12.2      SHARE WITHHOLDING...................................................................................10

ARTICLE 13.  SUCCESSORS..........................................................................................10


ARTICLE 14.  LEGAL CONSTRUCTION..................................................................................10

   14.1      GENDER AND NUMBER...................................................................................10
   14.2      SEVERABILITY........................................................................................10
   14.3      REQUIREMENTS OF LAW.................................................................................10
   14.4      SECURITIES LAW COMPLIANCE...........................................................................10
   14.5      GOVERNING LAW.......................................................................................11
   14.6      AWARDS TO FOREIGN NATIONALS AND EMPLOYEES OUTSIDE THE UNITED STATES.................................11
   14.7      UNFUNDED STATUS OF THE PLAN.........................................................................11


                                GEOGRAPHICS, INC.

                             1999 STOCK OPTION PLAN


                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

         1.1 Establishment of the Plan. Geographics, Inc., a Wyoming corporation (the "Company"), hereby establishes a stock option plan to be known as the Geographics, Inc. 1999 Stock Option Plan (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options and Incentive Stock Options.

         Upon approval by the Board of Directors of the Company, subject to ratification by an affirmative vote of a majority of the Shares of the Company, the Plan shall become effective as of April 16, 1999 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is dependent.

         1.3 Duration of the Plan. Subject to approval by the Board of Directors and ratification by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 11 herein, until all Shares subject to it have been purchased according to the Plan's provisions. However, in no event may an Award be granted under the Plan more than ten years after the Effective Date.

                             ARTICLE 2. DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

                  (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options or Incentive Stock Options.

                  (b) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

                  (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

                  (d) "Board" or "Board of Directors" means the board of directors of the Company.

                  (e) "Cause" means, unless defined otherwise in the Participant's employment agreement with the Company,
                           (i) willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company, (ii) the commission by a Participant of one or more acts which constitute an indictable crime under United States Federal, state, or local law, or (iii) the willful and continued failure of a Participant to substantially perform his or her duties with or for the Company or a Subsidiary. "Cause" under either
                           (i), (ii) or (iii) shall be determined in good faith by the Committee.

                     (f) "Change in Control" of the Company shall be deemed to have occurred, unless the Participant's employment agreement or Award Agreement with the Company's states otherwise, as of the first day that any one or more of the following conditions shall have been satisfied:

                           (i) The acquisition by a Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% of more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (X) any acquisition by the Company, (Y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
                                    (Z) any acquisition by any corporation
                                    pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection
                                    (iii);

                           (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds (2/3) of the Directors then comprising the Incumbent Board shall be considered as though such individual 1were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or any other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                           (iii) Consummation of a reorganization, merger or consolidation or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination") in each case, unless, following such Business Combination, (A) all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then Outstanding Company Common Stock and the combined voting power of the then Outstanding Company Voting Securities after the Business Combination,
                                    (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trusts) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities except to the extent that such ownership existed prior to the Business Combination and (C) at least two-thirds (2/3) of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (h) "Committee" means, as applicable, the Board or any committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

                  (i) "Company" means Geographics, Inc., a corporation, or any successor thereto as provided in Article 13 herein.

                  (j) "Consultant" means an individual who performs services for the Company, but who is not an Employee or a Director.

                  (k) "Director" means any individual who is not an Employee but is a member of the Board of Directors.

                  (l) "Disability" means, unless the Participant's employment agreement or Award Agreement with the Company states otherwise, a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Company in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Company, who are qualified to give professional medical advice.

                  (m) "Employee" means any full-time employee of the Company or of the Company's Subsidiaries. Directors who are not otherwise employed full-time by the Company shall not be considered Employees under this Plan.

                  (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

                  (o) "Fair Market Value" means the closing price for Shares on the relevant date, or (if there were no sales on such date) the average of closing prices on the nearest day before and the nearest day after the relevant date, on a stock exchange or over the counter, or as determined by the Committee.

                  (p) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

                  (q) "Insider" shall mean a Participant who is, on the relevant date, an officer, Director or 10% shareholder of the Company, subject to Section 16 of the Exchange Act.

                  (r) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

                  (s) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  (t) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

                  (u) "Participant" means an Employee, a Director or a Consultant who has outstanding an Award granted under the Plan.

                  (v) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

                  (w) "Retirement" shall mean termination of employment after attaining age 70.

                  (x) "Shares" means the shares of common stock of the Company.

                  (y) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships, limited liability companies, and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

                  (z) "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the sixtieth day following such date.



                            ARTICLE 3. ADMINISTRATION

         3.1 The Committee. The Plan shall be administered by the Board or a Committee established by the Board. The members of the Committee, if there be one, shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the following: the size and types of Awards with respect to Employees and Consultants; to determine the terms and conditions of such Employee and Consultant Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 11 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the

Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified hereunder.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all determinations, decisions, related orders or resolutions of the Board pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Directors, Consultants, Participants, and their estates and beneficiaries.

                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

         4.1   Number of Shares. Subject to adjustment as provided in Section
4.3 herein, the total number of Shares available for grant under the Plan may not exceed 4,500,000. These 4,500,000 Shares may be either authorized but unissued or reacquired Shares.

         The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

               (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

               (b) The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

               (c) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

         4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, granted under the Plan, as may be determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1 Eligibility. Persons eligible to participate in the Plan include all Employees, Directors, and Consultants.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. Subject to the provisions of the Plan, the Board may from time to time, select from all Directors those to whom Awards shall be granted and shall determine the nature and amount of such Award.

                            ARTICLE 6. STOCK OPTIONS

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Directors and Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee, Directors, and Consultant. The Committee may grant ISOs, NQSOs, or a combination thereof to Employees.

         6.2 Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of
Section 422 of the Code, or a NQSO whose grant is intended not to fall under the Code provisions of Section 422.

         6.3 Option Price. The Option Price for each grant of an option to an Employee, Director, or Consultant shall be determined by the Committee.

         6.4 Duration of Options. Each Option granted shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO or NQSO shall be exercisable later than the tenth (10th) anniversary date of its grant.

         6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and any withholding tax relating to the Option.

         The Option Price, and any related withholding taxes, upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, or (b) at the discretion of the Committee at the time of such exercise, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price or (c) by a combination of (a) and (b).

         The Committee (or the Board in the case of a Director) also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any Blue Sky or state securities laws applicable to such Shares.

         6.8 Termination of Employment Due to Death, Disability or Retirement. Unless a Participant's employment agreement or Award Agreement with the Company states otherwise, the following shall apply to each Participant:

               (a) Termination by Death. In the event the employment of an Employee is terminated by reason of death, all outstanding Options granted to that Employee that are not vested shall immediately be forfeited to the Company. However, the vested Options shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Employee's beneficiary, or by such persons that have acquired the Employee's rights under the Option by will or by the laws of descent and distribution.

               (b) Termination by Disability. In the event the employment of an Employee is terminated by reason of Disability, all outstanding Options granted to that Employee that are not vested shall immediately be forfeited to the Company as of the date the Committee determines the definition of Disability to have been satisfied. However, the vested Options shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

               (c) Termination by Retirement. In the event the employment of an Employee is terminated by reason of Retirement, all outstanding Options granted to such Employee that are not vested shall immediately be forfeited. However, the vested Options shall remain exercisable at any time prior to their expiration date, or for one (1) year after the Retirement of Employee, whichever period is shorter.

               (d) Employment Termination Followed by Death. In the event that an Employee's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination the Employee dies, then the remaining exercise period under outstanding Options shall equal the longer of the following: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by such person or persons who shall have been named as the Employee's beneficiary, or by such persons who have acquired the Employee's rights under the Option by will or by the laws of descent and distribution.

               (e) Exercise Limitations on ISOs. In the case of ISOs, the tax treatment prescribed under Section 422 of the Code, may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

         6.9 Termination of Employment for Other Reasons. Except as otherwise provided in a Participant's employment agreement or Award Agreement with the Company, if the employment of an Employee shall terminate for any reason other than the reasons set forth in Section 6.8 (and other than for Cause), all Options held by the Employee that are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

         Options that are vested as of the effective date of employment termination may be exercised by the Employee within the period beginning on the effective date of employment termination, and ending ninety (90) days after such date or on such later date as is approved by the Committee.

         If the employment of an Employee shall be terminated by the Company for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

         6.10 Termination of Services as a Director. Except as provided in a Director's Award Agreement, if a Director's tenure ends because of death, Disability or following a Change in Control, such Director's Options that are not vested shall be immediately forfeited to the Company. Following the date on which the Director ceases to serve as a Director, other than as a result of removal for Cause, all vested outstanding Options shall remain exercisable, to the extent such Options may be exercised pursuant to this Plan, until the earlier of the following: (i) one year from the date the Director ceases to serve in such capacity; or (ii) the expiration of the original Option term. If a Director is removed for Cause, all outstanding Options held by the Director shall be immediately forfeited to the Company and no additional exercise period shall be allowed regardless of the vested status of the Options.

         6.11 Termination of Services as a Consultant. Except as provided in a Consultant's Award Agreement, if a Consultant's tenure ends because of death or Disability or following a Change in Control, such Consultant's Options shall be immediately forfeited to the Company. Following the date on which the Consultant ceases to serve as a Consultant, other than termination for Cause, all vested outstanding Options shall remain exercisable, to the extent such Options may be exercised pursuant to this Plan, until the earlier of the following: (i) six months from the date the Consultant ceases to serve in such capacity; or (ii) the expiration of the original Option term. If a Consultant is terminated for Cause, all outstanding Options shall be immediately forfeited to the Company and no additional exercise period shall be allowed regardless of the vested status of the Options.

         6.12 Transferability of Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         NQSOs granted hereunder may be exercised only during a Participant's lifetime by the Participant, the Participant's guardian or legal representative or by a permissible transferee. NQSOs shall be transferable by Participants pursuant to the laws of descent and distribution upon a Participant's death, and during a Participant's lifetime. NQSOs shall be transferable by Participants only to members of their immediate family, trusts for the benefit of members of their immediate family, and charitable institutions ("permissible transferees") to the extent permitted under Section 16 of the Exchange Act and subject to federal and state securities laws. The term "immediate family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law, or brother-in-law and shall include adoptive relationships.

         NQSOs also shall be transferable by Participants other than to permissible transferees with the prior approval of the Committee which shall have the authority to approve such transfers of NQSOs on a case-by-case basis in its sole discretion.

         The Committee shall have the authority to establish rules and regulations specifically governing the transfer of NQSOs granted under this Plan as it deems necessary and advisable.

                       ARTICLE 7. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when any necessary spousal consent is obtained and filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                              ARTICLE 8. DEFERRALS

         The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option and applicable withholding taxes related thereto. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                         ARTICLE 9. RIGHTS OF EMPLOYEES

         9.1 No Right to Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Company.

         For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         9.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                          ARTICLE 10. CHANGE IN CONTROL

         Except as provided in a Participant's employment agreement or Award Agreement with the Company, upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of the Plan, the following shall apply:

               (a) Any and all Options granted hereunder that are not vested shall be immediately forfeited; and

               (b) Subject to Article 11 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

              ARTICLE 11. AMENDMENT, MODIFICATION, AND TERMINATION

         11.1 Amendment, Modification, and Termination. The Board, at any time and from time to time, may terminate, amend, or modify the Plan.

         11.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                             ARTICLE 12. WITHHOLDING

         12.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

         12.2 Share Withholding. With respect to withholding required upon the exercise of Options or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant.

                             ARTICLE 13. SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                         ARTICLE 14. LEGAL CONSTRUCTION

         14.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         14.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced in a manner so as to give the maximum valid and enforceable effect to such provisions.

         14.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         14.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         14.5 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Washington.

         14.6 Awards to Foreign Nationals and Employees Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purposes of this Plan, the Committee may, without amending the Plan, (i) establish rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participates in accordance with those rules.

         14.7 Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participate by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

                                     ANNEX I

                        WYOMING BUSINESS CORPORATION ACT
                         ARTICLE 13: DISSENTERS' RIGHTS

17-16-1301.  DEFINITIONS.

         (a)  As used in this article:

                  (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

                  (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

                  (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

                  (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

                  (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

                  (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

                  (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

17-16-1302.  RIGHT TO DISSENT.

         (a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

                  (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

                           (A) Shareholder approval is required for the merger
                  or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

                           (B) The corporation is a subsidiary that is merged
                  with its parent under W.S. 17-16-1104.



                                   Annex I - 1

                  (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

                  (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

                  (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                           (A) Alters or abolishes a preferential right of the
                  shares;

                           (B) Creates, alters or abolishes a right in respect
                  of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

                           (C) Alters or abolishes a preemptive right of the
                  holder of the shares to acquire shares or other securities;

                           (D) Excludes or limits the right of the shares to
                  vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

                           (E) Reduces the number of shares owned by the
                  shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

                  (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

         (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

17-16-1303.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

         (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

         (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

                  (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

                  (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.


                                   Annex I - 2

17-16-1320.  NOTICE OF DISSENTERS' RIGHTS.

         (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

         (b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

17-16-1321.  NOTICE OF INTENT TO DEMAND PAYMENT.

         (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

         (b) A shareholder who does not satisfy the requirements of subsection
(a) of this section is not entitled to payment for his shares under this article.

17-16-1322.  DISSENTERS' NOTICE.

         (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

         (b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

                  (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

                  (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                  (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

                  (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection
         (a) of this section is delivered; and

                  (v)   Be accompanied by a copy of this article.

17-16-1323.  DUTY TO DEMAND PAYMENT.

         (a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in



                                   Annex I - 3
the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

         (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

         (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

17-16-1324.  SHARE RESTRICTIONS.

         (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

         (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

17-16-1325.  PAYMENT.

         (a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

         (b) The payment shall be accompanied by:

                  (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

                  (ii) A statement of the corporation's estimate of the fair value of the shares;

                  (iii) An explanation of how the interest was calculated;

                  (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

                  (v)   A copy of this article.

17-16-1326.  FAILURE TO TAKE ACTION.

         (a) If the corporation does not take the proposed action within sixty
(60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.



                                  Annex I - 4

17-16-1327.  AFTER-ACQUIRED SHARES.

         (a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

         (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

17-16-1328.  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

         (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

                  (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

                  (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

                  (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty
         (60) days after the date set for demanding payment.

         (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

17-16-1330.  COURT ACTION.

         (a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         (b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.



                                   Annex I - 5

         (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         (e) Each dissenter made a party to the proceeding is entitled to judgment for:

                  (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

                  (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

17-16-1331.  COURT COSTS AND COUNSEL FEES.

         (a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

         (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                  (i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

                  (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

         (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.




                                  Annex I - 6